UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 28, 2016

Nivalis Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37449	20-8969493
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3122 Sterling Circle, Suite 200 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (720) 945-7700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On November 28, 2016, Nivalis Therapeutics, Inc. (the “Company”) issued a press release announcing results from the Company’s Phase 2 trial of Cavosonstat for treatment of Cystic Fibrosis. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. The Company also held a conference call on November 28, 2016 discussing these trial results, and a copy of the slides presented on the call are attached as Exhibit 99.2 and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits.

Number and Description

99.1          Press Release, dated November 28, 2016.

99.2          Slide deck, dated November 28, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIVALIS THERAPEUTICS, INC.

November 28, 2016	By:	/s/ R. Michael Carruthers
	Name:	R. Michael Carruthers
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 28, 2016.
99.2	Slide deck, dated November 28, 2016